Exhibit 99.1

Sakuu Corporation to Go Public via Business Combination With Pyrophyte Acquisition Corp. II, Advancing Mission to Transform Energy Storage Manufacturing Industry by Supplying Commercial-Scale Dry-Printing Equipment for Accelerated, Sustainable and Cost-Effective Battery and Supercapacitor Production

SAN JOSE, Calif. & HOUSTON, Texas--(October 15, 2026)-- Sakuu Corporation (“Sakuu”), a Silicon Valley-based company that seeks to become a global leader in the production and supply of transformative dry-printing electrode manufacturing platforms, and Pyrophyte Acquisition Corp. II (“Pyrophyte”) (NYSE: PAII), a special purpose acquisition company, announced today that they have entered into a definitive Business Combination Agreement (“BCA”) for a business combination.

The terms of the Business Combination imply a pre-money equity value of $600 million for Sakuu. The proceeds from the Business Combination are expected to be used to support the continued development and commercialization of Sakuu’s Kavian Platform, its next-generation dry-battery printing platform, including preparations for anticipated commercial availability in the second quarter of 2027, and to support purchase-order fulfillment. Upon closing, Pyrophyte will be renamed Sakuu Corporation and is expected to be listed on the NYSE under the ticker symbol “SAKU.” Unless otherwise specified, all amounts in this press release are in U.S. dollars.

Sakuu Overview

Founded in 2016, Sakuu develops the first known multi-material, multi-process additive manufacturing platform for energy storage production enabling electrode production in a fully dry process with proven electrode performance. It is the first company to 3D-print fully functional batteries in custom shapes and sizes with multiple materials, including metal-free composites, in a fully dry process.

For battery manufacturers, Sakuu’s process and Kavian® platform save both CapEx and OpEx, as well as significantly reduce factory and carbon footprints compared to traditional wet process manufacturing, thereby potentially improving gross margins. Sakuu believes the platform offers the potential to provide:

●	100% elimination of toxic solvents and water;

●	40-60% potential overall manufacturing cost reduction;

●	50% smaller factory footprint; and

●	55% reduction of CO2 emissions.

Additionally, Sakuu’s polymeric current collector (PCC) technology and Kavian® dry-printing manufacturing process enable the production of inherently safe batteries by dry-printing electrodes designed to mitigate the risk of thermal runaway associated with traditionally manufactured Li-Ion batteries.

Sakuu’s technology can produce batteries and supercapacitors for AI data centers tailored for rack integration close to the server, with much higher pack energy density, lower resistance, inherent safety and lower heat generation (meaning less need for cooling and safety investments).

Global energy-transition drivers, evolving regulatory and trade policies, and major investments in AI datacenter buildout are all expected to be significant catalysts driving demand for both batteries and supercapacitors and advanced production capabilities, creating a robust long-term growth outlook for Sakuu’s revolutionary technology.

Commentary

“Sakuu’s technology enables energy storage manufacturers to meet the demands of the modern era,” said Sakuu Founder and Chief Executive Officer Robert Bagheri. “Kavian technology is not only the world’s first additive manufacturing solution to dry print high-performance battery electrodes at scale; it can also dry print supercapacitor electrodes customized for the growing power needs of AI data centers. It is the only known solution for producing heavily in-demand energy products that can be custom-printed rapidly, sustainably, and cost-effectively.”

Chairman of Pyrophyte, Dr. Bernard J. Duroc-Danner, said, “AI is a profoundly transformative technology. Energy is what makes that transformation possible. Sakuu brings transformative technology to energy storage manufacturing, a critical segment of the energy industry. Sakuu will improve the economics of AI infrastructure as well as more broadly the economics of energy storage in all its applications. It will also significantly improve the safety and the environmental footprint of AI data centers and more generally the electrification of the economy. Pyrophyte wanted to assist in bringing to market a company that makes a difference in the energy industry. After long years of technology development, Sakuu is such a company. We are proud to be part of their development path.”

Transaction Summary

The terms of the Business Combination imply a pre-money equity value of $600 million. New capital is expected to accelerate Sakuu’s delivery of next-generation dry-electrode printing technologies.

The Business Combination, which has been unanimously approved by the Boards of Directors of Sakuu and Pyrophyte, is subject to approval by Pyrophyte's and Sakuu’s shareholders and other customary closing conditions. CEO Robert Bagheri and President and COO Arwed Niestroj will continue to lead Sakuu, supported by a deep bench of experienced operators. Pyrophyte’s leadership team is expected to support Sakuu by introducing relevant industry and capital-markets relationships.

Advisors

Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, is acting as Exclusive Financial Advisor and Lead Capital Markets Advisor to Sakuu. Brookline Capital Markets, a division of Arcadia Securities, LLC, is acting as capital markets advisor to Pyrophyte. Nelson Mullins Riley & Scarborough LLP is acting as legal advisor to Sakuu. Ashurst Perkins Coie US LLP is acting as legal advisor to Pyrophyte.

About Sakuu

Sakuu® is a leading provider of commercial-scale printing equipment and technologies to manufacturers producing batteries, electrodes, supercapacitors, and more. Its Kavian® Platform is the world’s first manufacturing platform for dry printing battery electrodes, enabling rapid manufacturing innovation while reducing cost, waste and avoiding toxins. Headquartered in Silicon Valley, the Sakuu team is transforming manufacturing to power a more sustainable future. As a result, Sakuu was crowned FII8 Innovator 2024 at the Future Investment Initiative Conference and Kavian was named a Fast Company World Changing Idea of 2025 and a TIME Best Invention of 2024. Discover more at www.sakuu.com. The content of Sakuu’s website is not incorporated into this press release.

About Pyrophyte Acquisition Corp. II

Pyrophyte Acquisition Corp. II is a blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Pyrophyte is primarily focused on target companies that serve the growing segments in the energy transition ecosystem. For more information, please visit https://www.pyrophytespac.com. The content of Pyrophyte’s website is not incorporated into this press release.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the Business Combination, Pyrophyte intends to file with the SEC a registration statement on Form S-4 (the "Registration Statement"), which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to Pyrophyte's shareholders in connection with Pyrophyte's solicitation for proxies for the vote by Pyrophyte's shareholders in connection with the Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued (or deemed issued) to Pyrophyte's securityholders and Sakuu equity holders in connection with the completion of the Business Combination. After the Registration Statement is declared effective, Pyrophyte will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. Pyrophyte's shareholders and other interested persons are advised to read, once available, the Registration Statement, the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto and, once available, the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, in connection with Pyrophyte's solicitation of proxies for its extraordinary general meeting to be held to approve, among other things, the Business Combination, as well as other documents filed with the SEC in connection with the Business Combination, as these documents will contain important information about Pyrophyte, Sakuu, and the Business Combination. Securityholders of Pyrophyte and equityholders of Sakuu may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by Pyrophyte with the SEC that will or may be incorporated by reference in the proxy statement/prospectus, without charge, at the SEC's website located at www.sec.gov or by directing a written request to Pyrophyte at Pyrophyte Acquisition Corp. II, 3262 Westheimer Road, Houston, Texas 77098. Additional information about the Business Combination, including a copy of the Business Combination Agreement and an investor presentation, will be provided in Pyrophyte's Current Report on Form 8-K.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the U.S. federal securities laws and "forward-looking information" within the meaning of applicable non-U.S. securities laws (collectively, "forward-looking statements"). Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target," "continue," "could," "may," "might," "possible," "potential," "predict" or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based upon current estimates and assumptions that, while considered reasonable by Sakuu and its management, and Pyrophyte and its management, as the case may be, are inherently uncertain.

These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding Sakuu's ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding Sakuu's ability to execute its business model and the expected financial benefits of such model; expectations regarding Sakuu's ability to attract, retain and expand its customer base; Sakuu's deployment of proceeds from capital raising business combinations; Sakuu's expectations concerning relationships with strategic partners, suppliers, regulatory bodies and other third parties; Sakuu's ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting Sakuu's markets; the successful consummation and potential benefits of the Business Combination and expectations related to its terms and timing; the stock exchange on which the securities of the combined company are expected to trade; proceeds from the Business Combination; funds received by the combined company from Pyrophyte's trust account and redemptions by Pyrophyte's public shareholders; the expectation that Sakuu can and will maintain the compatibility of its platform with third-party applications that its customers use in their businesses; and the potential for Sakuu to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Sakuu and Pyrophyte. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the actual results of the combined company following the Business Combination, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: Sakuu's expectations regarding future financial performance, capital requirements and economics; Sakuu's use and reporting of business and operational metrics; Sakuu's competitive landscape; Sakuu's dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Sakuu's ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Sakuu's reliance on strategic partners and other third parties; Sakuu's ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company's ability to maintain internal control over financial reporting and operate a public company; the possibility that required shareholder and regulatory approvals for the Business Combination are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the Business Combination; the risk that shareholders of Pyrophyte could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings or government investigations that may be commenced against Sakuu or Pyrophyte; failure to realize the anticipated benefits of the Business Combination; the ability of Sakuu or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; and other factors described in Pyrophyte's filings with the SEC. These forward-looking statements are based on certain assumptions, including that none of the risks identified above materialize; that there are no unforeseen changes to economic and market conditions, and that no significant events occur outside the ordinary course of business. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Pyrophyte or the combined company resulting from the Business Combination with the SEC, including under the heading "Risk Factors." If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Sakuu nor Pyrophyte presently knows or that Sakuu and Pyrophyte currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Sakuu's and Pyrophyte's expectations, plans, or forecasts of future events and views as of the date of this press release. Sakuu and Pyrophyte anticipate that subsequent events and developments will cause Sakuu's and Pyrophyte's assessments to change. However, while Sakuu and Pyrophyte may elect to update these forward-looking statements at some point in the future, Sakuu and Pyrophyte specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Sakuu's and Pyrophyte's assessments as of any date after the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. An investment in Pyrophyte is not an investment in any of Pyrophyte's founders or sponsors past investments, companies, or affiliated funds. The historical results of those investments are not indicative of future performance of Pyrophyte, which may differ materially from the performance of Pyrophyte's founders or sponsors past investments.

Participants in Solicitation

Pyrophyte, Sakuu, and certain of their respective directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies from Pyrophyte's shareholders in connection with the Business Combination. More detailed information regarding those directors and executive officers and a description of their interests in Pyrophyte is contained in Pyrophyte's filings with the SEC, including its Annual Report on Form 10-K for the period ended December 31, 2025, which was filed with the SEC on March 24, 2026, and is available free of charge at the SEC's website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Sakuu's directors and executive officers may also be deemed to be participants in the solicitation of proxies from Pyrophyte's shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination, will be included in the Registration Statement when available.

No Offer or Solicitation

This press release does not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent, or approval in any jurisdiction with respect to any securities or in connection with the Business Combination. There shall not be any offer, sale, or exchange of any securities of Pyrophyte or Sakuu in any jurisdiction where, or to any person to whom, such offer, sale, or exchange may be unlawful under the laws of such jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Contacts

Pyrophyte Inquiries

Sten Gustafson

President and Chief Financial Officer

Pyrophyte Acquisition Corp. II

sten.gustafson@pyrophytespac.com

Sakuu Inquiries

Investors

Michael Lin, Vice President of Finance, Sakuu

investors@sakuu.com

Media

Michelle Denny, Sterling Communications

sakuu@sterlingpr.com

#

Caption: Sakuu Kavian™ platforms dry-print battery electrodes, supercapacitor electrodes, and other complex active devices. Image courtesy of Sakuu.